Exhibit 99.1
Ellington Residential Announces Estimated Book Value Per Share as of March 31, 2023

OLD GREENWICH, CONNECTICUT, April 24, 2023—Ellington Residential Mortgage REIT (NYSE: EARN) (the "Company") today announced its estimated book value per share of $8.31 as of March 31, 2023. This estimate includes the effect of the previously announced monthly dividend of $0.08 per share of common stock, payable on April 25, 2023 to holders of record on March 31, 2023, with an ex-dividend date of March 30, 2023.

Cautionary Statement Regarding Forward-Looking Statements
Estimated book value per share is subject to change upon completion of the Company's month-end and quarter-end valuation procedures relating to its investment positions, and any such change could be material. There can be no assurance that the Company's estimated book value per share as of March 31, 2023 is indicative of what the Company's results are likely to be for the three-month period ending March 31, 2023 or in future periods, and the Company undertakes no obligation to update or revise its estimated book value per share prior to issuance of financial statements for such periods. Estimated book value per share, which is the responsibility of the Company's management, was prepared by the Company's management and is based upon a number of assumptions, including, without limitation, the fair market value of the Company's assets, which may not be reflective of such assets' liquidation value. Additional adjustments may be identified and could result in material changes to the Company's estimated book value per share. The Company's independent registered public accounting firm has not audited, reviewed, compiled or performed any procedures with respect to the Company's estimated book value per share.
This press release contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not historical in nature and can be identified by words such as "anticipate," "estimate," "will," "should," "may," "expect," "project," "believe," "intend," "seek," "plan" and similar expressions or their negative forms, or by references to strategy, plans, or intentions. Examples of forward-looking statements in this press release include statements regarding the Company's payment of dividends. Forward-looking statements are based on our beliefs, assumptions and expectations of our future operations, business strategies, performance, financial condition, liquidity and prospects, taking into account information currently available to us. These beliefs, assumptions, and expectations are subject to risks and uncertainties and can change as a result of many possible events or factors, not all of which are known to us. If a change occurs, our business, financial condition, liquidity, results of operations and strategies may vary materially from those expressed or implied in our forward-looking statements. The following factors are examples of those that could cause actual results to vary from our forward-looking statements: changes in interest rates and the market value of the Company's investments, market volatility, changes in mortgage default rates and prepayment rates, the Company's ability to borrow to finance its assets, changes in government regulations affecting the Company's business, the Company's ability to maintain its exclusion from registration under the Investment Company Act of 1940, the Company's ability to maintain its qualification as a real estate investment trust, or "REIT," and other changes in market conditions and economic trends, such as changes to fiscal or monetary policy, heightened inflation, slower growth or recession, and currency fluctuations. Furthermore, forward-looking statements are subject to risks and uncertainties, including, among other things, those described under Item 1A of the Company's Annual Report on Form 10-K, which can be accessed through the link to the Company's SEC filings under "For Our Shareholders" on the Company's website (at www.earnreit.com) or at the SEC's website (www.sec.gov). Other risks, uncertainties, and factors that could cause actual results to differ materially from those projected or implied may be described from time to time in reports the Company files with the SEC, including reports on Forms 10-Q, 10-K and 8-K. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.
This release and the information contained herein do not constitute an offer of any securities or solicitation of an offer to purchase securities.
About Ellington Residential Mortgage REIT
Ellington Residential Mortgage REIT is a mortgage real estate investment trust that specializes in acquiring, investing in and managing residential mortgage- and real estate-related assets, with a primary focus on residential mortgage-backed securities for which the principal and interest payments are guaranteed by a U.S. government agency or a U.S. government-sponsored enterprise. Ellington Residential Mortgage REIT is externally managed and advised by Ellington Residential Mortgage Management LLC, an affiliate of Ellington Management Group, L.L.C.